                                                     Exhibit 10.13.14




                                FOURTH AMENDMENT

                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

         This Fourth Amendment to Receivables Purchase Agreement dated as of May 31, 1994 (this "Fourth Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement affected by this Fourth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to
Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Fourth Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        THE ORIGINATORS:

                                        ABRAHAM & STRAUS, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        BLOOMINGDALE'S, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        BURDINES, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        JORDAN MARSH STORES CORPORATION

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        LAZARUS, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        LAZARUS PA, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        STERN'S DEPARTMENT STORES, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        RICH'S DEPARTMENT STORES, INC.

                                        By: /s/ Karen Hoguet
                                            ---------------------------------
                                        Title: Treasurer
                                               ------------------------------

                                        THE BON, INC.

                                        By: /s/ Karen Hoguet
                                            ------------------------------
                                        Title: Treasurer
                                               ------------------------------


                                        FDS NATIONAL BANK

Date: 5/31/94                           By: /s/ Susan P. Storer
      -------                               ------------------------------
                                        Title: Treasurer
                                               ------------------------------


                                        THE PURCHASER:

                                        PRIME RECEIVABLES CORPORATION

Date: 5/31/94                           By: /s/ Susan R. Robinson
      -------                               ------------------------------
                                        Title: President
                                               ------------------------------
                                           3

4th-PRG.
                                   EXHIBIT A


                       FEDERATED DEPARTMENT STORES, INC.


                             OFFICER'S CERTIFICATE
                             ---------------------

         Pursuant to Section 8.01(a) of the Receivables Purchase Agreement dated as of December 15, 1992 among the Originators listed therein and Prime Receivables Corporation, FDS National Bank, as Servicer, certifies that the amendment dated as of May 31, 1994 to Schedule IV of Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.


                                        Susan P. Storer
                                        -------------------------
                                        FDS National Bank
                                        As Servicer



Date: 5/31/94                           Name: Susan P. Storer
      -------                                 -------------------
                                        Title: C. E. O.
                                              -------------------

                                                                 Schedule IV

                          LIST OF LOCK-BOX ACCOUNTS
                          -------------------------

Star Bank Corporation             Burdines                  480-366-723
P.O. Box 1038                     Dept. 4500
425 Walnut Street                 Cincinnati, OH
Cincinnati, OH                    45274-4500
45201-1036
                                  Jordan Marsh              480-381-1425
                                  P.O. Box 8079
                                  Mason, Ohio
                                  45040-8079


PNC Bank                          The Bon Marche            426-002-7019
201 East 5th Street               P.O. Box 8080
Cincinnati, OH                    Mason, Ohio
45201-1198                        45040-8080

                                  Stern's                   419-000-2709
                                  P.O. Box 8081
                                  Mason, Ohio
                                  45040-8081

                                  Lazarus                   411-017-5133
                                  P.O. Box 4504
                                  Mason, Ohio
                                  45040-4504


PNC Bank, N.A.                    Lazarus PA, Inc.          100-30967
1 Olive Plaza                     Attention: Cashier
210 Sixth Avenue                  501 Penn Avenue
Pittsburgh, PA  15265             Pittsburgh, PA
                                  15285-0001


AmSouth Bank, N.A.                Bloomingdale's            88-419-622
1900 Fifth Ave., North            P.O. Box 11407
Birmingham, AL                    Drawer 0018
35203                             Birmingham, AL
                                  35245-0018

                                  Rich's                    01-579-282
                                  P.O. Box 11407
                                  Drawer 0001
                                  Birmingham, AL
                                  35245-0001

                                  Goldsmith's               73-233-579
                                  P.O. Box 11407
                                  Drawer 0012
                                  Birmingham, AL
                                  35245-0012

                                  Abraham & Straus          69-116-059
                                  P.O. Box 11407
                                  Drawer 0008
                                  Birmingham, AL
                                  35245-0008



The Fifth Third Bank              Lazarus                   715-27336
38 Fountain Square Plaza          P.O. Box 0064
Cincinnati, OH                    Cincinnati, OH
45263                             45274-0064